                                                                 EXHIBIT 10.11

                                 ENDOCARE, INC.



                         COMMON STOCK PURCHASE AGREEMENT



                                JANUARY 21, 1997

                                TABLE OF CONTENTS


                                                                          PAGE

SECTION 1.  AUTHORIZATION AND SALE OF COMMON STOCK.........................  1

      1.1   Authorization..................................................  1

      1.2   Sale of Common.................................................  1


SECTION 2.  CLOSING DATE; DELIVERY.........................................  1

      2.1   Closing Date...................................................  1

      2.2   Delivery.......................................................  1


SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................  1

      3.1   Organization and Standing......................................  1

      3.2   Corporate Power; Authorization.................................  2

      3.3   Issuance and Delivery of the Shares............................  2

      3.4   Confidential Offering Memorandum; SEC Documents; Financial
            Statement......................................................  2

      3.5   Intellectual Property..........................................  3

      3.6   Capitalization.................................................  3

      3.7   Litigation.....................................................  3

      3.8   Governmental Consents..........................................  3

      3.9   No Material Adverse Change.....................................  4


SECTION 4.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
            PURCHASERS.....................................................  4

      4.1   Authorization..................................................  4

      4.2   Investment Experience..........................................  4

      4.3   Investment Intent..............................................  4

      4.4   Registration or Exemption Requirements.........................  5

      4.5   Restriction on Short Sales.....................................  5

      4.6   No Legal, Tax or Investment Advice.............................  5


SECTION 5.  CONDITIONS TO CLOSING OF PURCHASERS............................  5

      5.1   Representations and Warranties.................................  5

      5.2   Legal Opinion..................................................  6

      5.3   Officers' Certificate..........................................  6

      5.4   Covenants......................................................  6

                               TABLE OF CONTENTS

                                  (CONTINUED)


                                                                          PAGE
SECTION 6.  CONDITIONS TO CLOSING OF COMPANY...............................  6

      6.1   Representations and Warranties.................................  6

      6.2   Covenants......................................................  6


SECTION 7.  AFFIRMATIVE COVENANTS OF THE COMPANY...........................  6

      7.1   Financial Information..........................................  6

      7.2   Registration Requirements......................................  6

      7.3   Indemnification and Contribution...............................  9


SECTION 8.  RESTRICTIONS ON TRANSFERABILITY OF SHARES: COMPLIANCE WITH
            SECURITIES ACT................................................. 11

      8.1   Restrictions on Transferability................................ 11

      8.2   Restrictive Legend............................................. 11

      8.3   Transfer of Shares after Registration.......................... 12

      8.4   Purchaser Information.......................................... 12


SECTION 9.  MISCELLANEOUS.................................................. 12

      9.1   Waivers and Amendments......................................... 12

      9.2   Broker's Fee................................................... 12

      9.3   Governing Law.................................................. 12

      9.4   Survival....................................................... 13

      9.5   Successors and Assigns......................................... 13

      9.6   Entire Agreement............................................... 13

      9.7   Notices, etc................................................... 13

      9.8   Severability of this Agreement................................. 13

      9.9   Counterparts................................................... 13

      9.10  Further Assurances............................................. 13

      9.11  Expenses....................................................... 13

                                TABLE OF CONTENTS

                                   (CONTINUED)

                                                                          PAGE


Exhibit A   Schedule of Investors


Exhibit B   Instruction Sheet for Purchaser


Exhibit C   Purchaser's Certificate of Subsequent Sale


Exhibit D   Form of Legal Opinion

                                 ENDOCARE, INC.

                         COMMON STOCK PURCHASE AGREEMENT

            This COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is made January 21, 1997, by and among ENDOCARE, INC., a Delaware corporation (the "Company") with its principal office at 18 Technology Drive, Suite 134, Irvine, California 92618, and the persons listed on the Schedule of Investors attached hereto as Exhibit A (the "Purchasers").

SECTION 1.  AUTHORIZATION AND SALE OF COMMON STOCK

            1.1 AUTHORIZATION. The Company has authorized the sale and issuance of up to 2,300,000 shares of its Common Stock pursuant to this Agreement (the "Common Stock").

            1.2 SALE OF COMMON. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser and each Purchaser severally agrees to purchase from the Company the number of shares of Common Stock set forth opposite each Purchaser's name on Exhibit A for $3.50 per share (collectively, the "Shares").

SECTION 2.  CLOSING DATE; DELIVERY

            2.1 CLOSING DATE. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of Riordan & McKinzie, 695 Town Center Drive, Suite 1500, Costa Mesa, California at 9:00 a.m., on January 27, 1997 or at such other time and place upon which the Company and the Purchasers purchasing the majority of the Shares shall agree. The date of the Closing is hereinafter referred to as the "Closing Date".

            2.2 DELIVERY. At the Closing, the Company will deliver to each Purchaser a certificate, registered in the Purchaser's name as shown on Exhibit A, representing the number of shares of Common Stock to be purchased by the Purchaser. Such delivery shall be against payment of the purchase price therefor by wire transfer to the Company's bank account in the amount set forth on Exhibit A.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents and warrants to the Purchasers as of the Closing Date as follows:

            3.1 ORGANIZATION AND STANDING. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own or lease its properties and conduct its business presently conducted and as described in the Confidential Offering Memorandum, dated December 4, 1996, as supplemented by the supplement dated January 21, 1997 (the "Memorandum"), and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results or operations of the Company). The Company has no subsidiaries or equity interest in any other entity.

            3.2 CORPORATE POWER; AUTHORIZATION. The Company has all requisite corporate power to, and has taken all requisite corporate action to, execute and deliver this Agreement, to sell and issue the Shares and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) as limited by equitable principles generally and (iii) as to those provisions of Section 7.3 relating to indemnity or contribution. The execution and delivery of this Agreement does not, and the performance of this Agreement and the compliance with the provisions hereof and the issuance, sale and delivery of the Shares by the Company will not materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Certificate of Incorporation or Bylaws of the Company or any statute, law, rule applicable to the Company or regulation or any state or federal order, judgment or decree applicable to the Company or any indenture, mortgage, lease or other material agreement or instrument to which the Company or any of its properties is subject.

            3.3 ISSUANCE AND DELIVERY OF THE SHARES. The Shares, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and delivery of the Shares is not subject to preemptive, co-sale, right of first refusal or any other similar rights of the stockholders of the Company or any liens or encumbrances. The Company has not granted any registration rights with respect to its securities other than the registration rights set forth herein and to Oppenheimer & Co., Inc., Technology Funding Partners III, L.P., Technology Funding Venture Partners IV, an Aggressive Growth Fund, L.P., Technology Funding Venture Partners V, an Aggressive Growth Fund, L.P., and Technology Funding Medical Partners I, L.P. The Company's Common Stock is quoted on the Nasdaq Electronic Bulletin Board.

            3.4 CONFIDENTIAL OFFERING MEMORANDUM; SEC DOCUMENTS; FINANCIAL STATEMENT. Each complete or partial statement, report, or proxy statement included as an Exhibit to the Memorandum is a true and complete copy of or excerpt from such document as filed by the Company with the Securities and Exchange Commission (the "SEC"). The Company has filed in a timely manner all documents that the Company was required to file with the SEC under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement. As of their respective filing dates, all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act. Neither the Memorandum nor any of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents and the Memorandum (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of the Company at the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

            3.5 INTELLECTUAL PROPERTY. Except as set forth in the Memorandum, the Company owns or possesses adequate rights to use all material patents, patent rights, inventions, trade secrets and know-how described or referred to in the Memorandum as owned or used by it or that are necessary for the conduct of its business as presently conducted as described in the Memorandum. Except as set forth in the Memorandum, the Company has not received any notice of, nor has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent right, invention, trade secret or know-how that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, properties, financial condition or results or operations of the Company.

            3.6 CAPITALIZATION. All of the Company's outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all Federal and state securities laws, and were not issued in violation of or subject to any preemptive right or other rights to subscribe for or purchase securities, except as set forth in Schedule 3.6 hereof. Except for issuances set forth in Schedule
3.6 hereto, the actual authorized and outstanding capital stock of the Company as of the date hereof is and as of the Closing Date will be as set forth in the Memorandum under the caption "Capitalization," assuming 2,218,714 shares are issued in the Offering. Except as set forth in the Memorandum, there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell shares of the Company's capital stock or any such options, rights, convertible securities or obligations.

            3.7 LITIGATION. Except as set forth in the Memorandum, there is no pending or, to the Company's knowledge, threatened action, suit or other proceeding before any court, governmental body or authority, or arbitrator to which the Company is a party or to which its property or assets are subject.

            3.8 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold, which compliance will be effected in accordance with such laws, and (b) the filing of a registration statement and all amendments thereto with the SEC as contemplated by Section 7.2 of this Agreement.

            3.9 NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed herein or in the Memorandum, since September 30, 1996, there have not been any changes in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial

Statements except changes in the ordinary course of business or which have not been, either individually or in the aggregate, materially adverse.

SECTION 4.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

            Each Purchaser hereby severally represents and warrants to the Company, effective as of the Closing Date, as follows:

            4.1 AUTHORIZATION. Purchaser represents and warrants to the Company that: (i) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Shares to be purchased by it and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally.

            4.2 INVESTMENT EXPERIENCE. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"). Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares.

            4.3 INVESTMENT INTENT. Purchaser is purchasing the Shares for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser has completed or caused to be completed the Purchaser Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement (as defined below), will deliver the Purchaser Questionnaire to the Company on or prior to the Closing Date, and the responses provided therein shall be true and correct as of the Closing Date and will be true and correct as of the effective date of the Registration Statement. Purchaser has, in connection with its decision to purchase the number of shares set forth in Exhibit A hereto, relied solely upon the Memorandum and the documents attached as appendices thereto and the representations and warranties of the Company contained herein.

            4.4   REGISTRATION OR EXEMPTION REQUIREMENTS.

                  (a) Purchaser further acknowledges and understands that the Shares must be held indefinitely, and they may not be resold or otherwise transferred except in a transaction registered under the Securities Act or an exemption from such registration is available. Purchaser understands that the certificate(s) evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel satisfactory to the Company is obtained to the effect that the transaction is so exempt and in compliance with applicable state law.

                  (b) Purchaser further acknowledges that because the Company's Common Stock is not listed on the Nasdaq NMS or a national securities exchange, resale of the Shares may be limited by applicable state law, even where a registration statement covering resale of the Shares has been declared effective under the Securities Act. For example, certain states may limit resale of the Shares to qualified institutions or in unsolicited qualified broker transactions in the absence of qualification or another exemption in such state.

            4.5 RESTRICTION ON SHORT SALES. Purchaser represents and warrants to and covenants with the Company that Purchaser has not engaged and will not engage in any short sales of the Company's Common Stock prior to the effectiveness of the Registration Statement, except to the extent that any such short sale is fully covered by shares of Common Stock of the Company other than the Shares.

            4.6 NO LEGAL, TAX OR INVESTMENT ADVICE. Purchaser understands that nothing in the Memorandum, this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice and that no independent legal counsel has reviewed these documents and materials on Purchaser's behalf. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

SECTION 5.  CONDITIONS TO CLOSING OF PURCHASERS

            Each Purchaser's obligation to purchase the Shares at the Closing is, at the option of such Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

            5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

            5.2 LEGAL OPINION. The Company shall have delivered a legal opinion from Riordan & McKinzie, counsel to the Company, addressed to each of the Purchasers in the form attached hereto as Exhibit D with respect to the sale of the Shares by the Company hereunder.

            5.3 OFFICERS' CERTIFICATE. The Company shall deliver to the Purchasers a certificate, dated as of the Closing Date, signed by the President and Chief Financial Officer of the Company, stating that the signer of said certificate has carefully examined the Memorandum and the SEC Documents and that the representations and warranties set forth in Section 3 are true as of and all of the closing conditions set forth in Section 5 have been satisfied on the Closing Date.

            5.4 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

SECTION 6.  CONDITIONS TO CLOSING OF COMPANY

            The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

            6.1 REPRESENTATIONS AND WARRANTIES. The representations made by the Purchasers in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

            6.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

SECTION 7.  AFFIRMATIVE COVENANTS OF THE COMPANY

            The Company hereby covenants and agrees as follows:

            7.1 FINANCIAL INFORMATION. The Company will mail the following reports to each Purchaser until such Purchaser transfers, assigns or sells more than fifty percent (50%) of the Shares purchased by such Purchaser pursuant to this Agreement:

                  (a) Within one hundred (100) days after the end of each fiscal year, a copy of its Annual Report on Form 10-K.

                  (b) Within fifty-five (55) days after the end of the first, second and third quarterly accounting periods of each fiscal year of the Company, a copy of its Quarterly Report on Form 10-Q.

            7.2   REGISTRATION REQUIREMENTS

                  (a) The Company shall use its best efforts to prepare and file a registration statement with the SEC under the Securities Act to register the resale of the Shares by the Purchasers (the "Registration Statement") within fifteen (15) business days of the Closing Date. The Company acknowledges that it has received all information from the Purchasers necessary to register any Shares. Each Purchaser agrees to furnish promptly to the Company in writing all information required from time to time to be disclosed in order to make the information previously furnished to the Company by such holder not misleading.

                  (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and each Purchaser shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Shares resold by such Purchaser. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean selling commissions, underwriting fees and stock transfer taxes applicable to the Shares and all fees and disbursements of counsel for any Purchaser.

                  (c) In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to: (i) keep such registration effective until the earlier of (A) the third anniversary of the Closing Date, (B) such date as all of the Shares have been resold or (C) such time as all of the Shares held by the Purchasers can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144; provided, however, for the 180 day period beginning on the day that the Registration Statement is declared effective, the Company shall use its best efforts to keep such Registration Statement effective, and thereafter until the earlier to occur of the times specified in clause (A), (B) or (C), if the Company is unable to use a Registration Statement on Form S-3 after such 180 days, the Company shall, upon 15 business days written notice from any Purchaser, use its best efforts to supplement or amend such Registration Statement, if necessary to bring current the information contained in such Registration Statement to the extent necessary that such Registration Statement is available for resales of Common Stock by such Purchaser during the applicable time period. Notwithstanding the foregoing, the Company shall send written notice to the Purchaser at such time after the 180 days if the Company does not qualify for Form S-3 and if sales are no longer being permitted by the Company under the registration statement on Form S-1;
(ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Purchaser from time to time may reasonably request; (iv) cause all Shares registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted; (v) provide a transfer agent and registrar for all Shares registered pursuant to the Registration Statement and a CUSIP number for all such Shares; (vi) otherwise use its best efforts promptly to comply with all applicable rules and regulations of the SEC; (vii) file the documents required of the Company and otherwise use its best efforts promptly to obtain, if applicable, and maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Shares are originally sold and (B) all other states specified in writing by a Purchaser, provided as to clause (B), however, that the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented, and (viii) with respect to the initial filing of the Registration Statement, as of the date of declaration of effectiveness, and each post effective amendment thereto, (A) obtain opinions of counsel to the Company in the form of opinion attached hereto as Exhibit D, and (B) obtain a "cold comfort" letter from the Company's independent certified public accountants, addressed to each of the Purchasers selling registrable securities pursuant to the Registration Statement. The Company shall use its best efforts to qualify for use of Form S-3 under the Securities Act to register the resale of the Shares and to maintain such qualification during the periods described in paragraph (i).

                  (d) The Company shall furnish to each Purchaser upon request a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Shares held by the Purchaser.

                  (e) With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a Purchaser to sell Shares to the public without registration or pursuant to registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the third anniversary of the Closing Date or (B) such date as all of the Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to any Purchaser upon request, as long as the Purchaser owns any Shares,
(A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail any Purchaser of any rule or regulation of the SEC that permits the selling of any such Shares without registration.

                  (f) At any time the Company may refuse to permit a Purchaser to resell any Shares pursuant to the Registration Statement; provided, however, that in order to exercise this right at any time other than as specified in
Section 7.2(c)(i) in the event the Company does not qualify for Form S-3, the Company must deliver a certificate in writing to the Purchasers and the Placement Agent (as defined in the Memorandum) to the effect that suspension of the sale of shares under the Registration Statement, until such time as the Company can make an appropriate filing with the SEC, is necessary because a sale pursuant to the Registration Statement, in its then-current form, could constitute a violation of the Federal securities laws. In such an event, the Company shall use its best efforts to amend the Registration Statement if necessary and take all other actions necessary to allow such sale under the Federal securities laws, and shall notify the Purchasers and the Placement Agent promptly after it has determined that such sale has become permissible under the federal securities laws. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right to suspend sales under the registration statement more than two (2) times in any twelve (12) month period, and the period during which such Registration Statement may be withdrawn shall not exceed thirty (30) days; provided, however, that if the Company is required to amend the Registration Statement and the Company does not qualify for Form S-3, the period during which such Registration Statement may be withdrawn shall be increased to fifty (50) days if upon filing such amendment the SEC advised the Company that it intends to review the amendment. Each Purchaser hereby covenants and agrees that it will not sell any Shares pursuant to the Registration Statement during the periods the Registration Statement is suspended or withdrawn as set forth in this Section .

            7.3   INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each Purchaser from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which such Purchaser may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement, on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will, as incurred, reimburse such Purchaser for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 7.2 or 8.3 hereof, or (iii) any untrue statement in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser. The Company will reimburse the Purchasers for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this section and the possibility that such payments might later be held to be improper, provided, that (i) to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them and (ii) such persons shall provide to the Company, upon request, reasonable assurances of their ability to effect any refund, when and if due.

                  (b) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, provided, however, that no Purchaser shall be liable in any such case for any untrue statement included in any Prospectus which statement has been corrected, in writing, by such Purchaser and delivered to the Company before the sale from which such loss occurred, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 7.2 or 8.3 hereof, or (iii) any untrue statement in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser. The Purchaser will reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this section and the possibility that such payments might later be held to be improper, provided, that (i) to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them and (ii) such persons shall provide to the Purchaser, upon request, reasonable assurances of their ability to effect any refund, when and if due.

                  (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

                  (d) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the amount received by the Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective sales of Shares to which such loss relates and not joint.

                  (e) The obligations of the Company and the Purchasers under this Section 7.3 shall be in addition to any liability which the Company and the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or any Purchaser within the meaning of the Act.

SECTION 8. RESTRICTIONS ON TRANSFERABILITY OF SHARES: COMPLIANCE WITH SECURITIES ACT

            8.1 RESTRICTIONS ON TRANSFERABILITY. The Shares shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Shares in order to enforce the foregoing restrictions.

            8.2 RESTRICTIVE LEGEND. Each certificate representing Shares shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

            ADDITIONALLY, THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SPECIFIED IN THE COMMON STOCK PURCHASE AGREEMENT DATED JANUARY 27, 1997 BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER, AND NO TRANSFER OF SHARES SHALL BE VALID OR EFFECTIVE ABSENT COMPLIANCE WITH SUCH RESTRICTIONS. ALL SUBSEQUENT HOLDERS OF THIS CERTIFICATE WILL HAVE AGREED TO BE BOUND BY CERTAIN OF THE TERMS OF THE AGREEMENT, INCLUDING SECTIONS 7.2 AND
            8.3 OF THE AGREEMENT. COPIES OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE REGISTERED HOLDER OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

            8.3 TRANSFER OF SHARES AFTER REGISTRATION. Each Purchaser hereby covenants with the Company not to make any sale of the Shares except either (i) in accordance with the Registration Statement, in which case Purchaser covenants to comply with the requirement of delivering a current prospectus, or (ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule
144. Purchaser further acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the Company's transfer agent evidencing such Shares is accompanied by a separate certificate executed by an officer of, or other person duly authorized by, the Purchaser in the form attached hereto as Exhibit C.

            8.4 PURCHASER INFORMATION. Each Purchaser covenants that it will promptly notify the Company in writing of any changes in the information set forth in the Registration Statement regarding such Purchaser or such Purchaser's "Plan of Distribution."

SECTION 9.  MISCELLANEOUS

            9.1 WAIVERS AND AMENDMENTS. With the exception of Section 7 hereof, the terms of this Agreement may be waived or amended with the written consent of the Company and each Purchaser. With respect to Section 7 hereof, with the written consent of the Company and the record holders of more than fifty percent (50%) of the Shares then outstanding and held by Purchasers, the terms of the Agreement may be waived or amended and any such amendment or waiver shall be binding upon the Company and all holders of Shares.

            9.2 BROKER'S FEE. Each Purchaser acknowledges that the Company intends to pay a fee to Oppenheimer & Co., Inc. in respect of the sale of the Shares to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers.

            9.3 GOVERNING LAW. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California without any regard to conflicts of laws principles.

            9.4 SURVIVAL. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

            9.5 SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Notwithstanding the foregoing, no Purchaser shall assign this Agreement without the prior written consent of the Company.

            9.6 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

            9.7 NOTICES, ETC. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchasers, as the case may be, at their respective addresses set forth at the beginning of this Agreement or on Exhibit A, or at such other address as the Company or the Purchasers shall have furnished to the other party in writing with a copy to Michael Fekete, Oppenheimer & Co., Inc., 10880 Wilshire Boulevard, Los Angeles, California 90024. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (B) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (c) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

            9.8 SEVERABILITY OF THIS AGREEMENT. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            9.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            9.10 FURTHER ASSURANCES. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            9.11 EXPENSES. The Company and each such Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, including fees of legal counsel.

            The foregoing agreement is hereby executed as of the date first above written.

                                 "COMPANY"

                                 ENDOCARE, INC.
                                 a Delaware corporation


                                 By:  /s/ Paul W. Mikus
                                    -------------------------------------------
                                          Paul W. Mikus

                                 Title: Chief Executive Officer, President and Chief Financial Officer
                                       ----------------------------------------

                                 "PURCHASERS"


                                 Name:_________________________________________

                                 By:___________________________________________

                                 Title:________________________________________


                                 Name:_________________________________________

                                 By:___________________________________________

                                 Title:________________________________________


                                 Name:_________________________________________

                                 By:___________________________________________

                                 Title:________________________________________


                                 Name:_________________________________________

                                 By:___________________________________________

                                 Title:________________________________________

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS


INVESTOR NAME                                                              SHARES PURCHASED
Pharmaceutical Medical Technology Fund, L.P.                                     85,714
Essex Special Growth Opportunities Fund, L.P.                                    55,000
Harris & Harris Group, Inc.                                                     150,000
Health Reform Opportunities, L.P.                                                30,000
The Kaufman Fund, Inc.                                                        1,000,000
Par Investment Partners, L.P.                                                   275,000
Porter Partners, L.P.                                                           145,000
EDJ Limited                                                                      25,000
Technology Funding Partners III, L.P.                                           105,000
Technology Funding Venture Partners IV, an Aggressive Growth Fund, L.P.           3,500
Technology Funding Venture Partners V, an Aggressive Growth Fund, L.P.            3,500
Technology Funding Medical Partners I, L.P.                                      28,000
Opco Senior Executive Investment Partnership, L.P.                               43,000
Westfield Performance Fund, L.P.                                                 70,000
Educational Employees Supplementary Retirement System of Fairfax County          56,450
NCR Pension Trust                                                                15,450
Newell Pension Investment Committee                                              54,600
Robinson Companies Profit Sharing Trust                                           4,900
AT&T Investment Management Corp.                                                 34,700
Local 25 S.E.I.U. Pension Plan                                                    5,350
Sisters of St. Joseph of Carondelet                                              11,700
Tracor, Inc.                                                                     16,850
                                                                              ---------

                                                                              2,218,714

                                    EXHIBIT B

                         INSTRUCTION SHEET FOR PURCHASER

                   (to be read in conjunction with the entire
                        Common Stock Purchase Agreement)

A.          Complete the following items in the Common Stock Purchase Agreement:

            1. Provide the information regarding the Purchaser requested on the signature page. The Agreement must be executed by an individual authorized to bind the Purchaser.

            2. Exhibit B-1 - Stock Certificate Questionnaire: Provide the information requested by the Stock Certificate Questionnaire;

            3. Exhibit B-2 - Registration Statement Questionnaire: Provide the information requested by the Registration Statement Questionnaire.

            4.    Exhibit B-3 - Purchaser Certificate:

                  Provide the information requested by the Certificate for Individual Purchasers or the Certificate for Corporate, Partnership, Trust, Foundation and Joint Purchasers, as applicable.

            5. Return the signed Purchase Agreement including the properly completed Exhibit B to:

                        Oppenheimer & Co., Inc.
                        10880 Wilshire Boulevard
                        Los Angeles, California  90024
                        Attn: Michael Fekete

B. Instructions regarding the transfer of funds for the purchase of Shares will be telecopied to the Purchaser by the Placement Agent at a later date.

C. Upon the resale of the Shares by the Purchaser after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

                  (i) must deliver a current prospectus, and annual and quarterly reports of the Company to the buyer (prospectuses, and annual and quarterly reports may be obtained from the Company at the Purchaser's request); and

                  (ii) must send a letter in the form of Exhibit C to the Company so that the Shares may be properly transferred.

                                   EXHIBIT B-1

                                 ENDOCARE, INC.

                         STOCK CERTIFICATE QUESTIONNAIRE

            Pursuant to Section 4.3 of the Agreement, please provide us with the following information:

1.          The exact name that the
            Shares are to be registered in
            (this is  the name that will
            appear on the stock
            certificate(s)).  You may use
            a nominee name if                    ______________________________
            appropriate:


2.          The relationship between the
            Purchaser of the Shares and
            the Registered Holder listed
            in response to item 1 above:

                                                 ______________________________

3.          The mailing address of the
            Registered Holder listed in
            response to item 1 above:            ______________________________

                                                 ______________________________

                                                 ______________________________

                                                 ______________________________

                                                 ______________________________

4.          The Tax Identification
            Number of the Registered
            Holder listed in response to
            item 1
            above:                               ______________________________

                                   EXHIBIT B-2

                                 ENDOCARE, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE


            In connection with the preparation of the Registration Statement, please provide us with the following information regarding the Purchaser.

            1. Please state your organization's name exactly as it should appear in the Registration Statement:


            2. Have you or your organization had any position, office or other material relationship within the past three years with the Company?

                        ____  Yes              ____  No

            If yes, please indicate the nature of any such relationships below:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   EXHIBIT B-3

                                 ENDOCARE, INC.

                      CERTIFICATE FOR INDIVIDUAL PURCHASERS


            If the investor is an individual Purchaser (or married couple) the Purchaser must complete, date and sign this Certificate.

                                  CERTIFICATE


            I certify that the representations and responses below are true and accurate:

            In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

          _______       (1) A natural person whose net worth, either
individually or jointly with such person's spouse exceeds $1,000,000;

          _______       (2) A natural person who had an income in excess of
$200,000, or joint income with that person's spouse in excess of $300,000 in 1995 and 1996, and reasonably expects to have individual income reaching the same level in 1997;

          _______       (3)   An executive officer or director of the Company.

          _______       (4)   My principal residence is in the state of _______
__________.


Dated:______________          _____________________________________________
                              Name(s) of Purchaser

                              _____________________________________________
                              Signature



                              _____________________________________________
                              Signature

                                   EXHIBIT B-3

                                 ENDOCARE, INC.

                     CERTIFICATE FOR CORPORATE, PARTNERSHIP,
                     TRUST, FOUNDATION AND JOINT PURCHASERS


            If the investor is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

                                   CERTIFICATE

            The undersigned certifies that the representations and responses below are true and accurate:

            (a) The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Common Stock Purchase Agreement on behalf of the Purchaser and to take other actions with respect thereto.

            (b)   Indicate the form of entity of the undersigned:

                  _______     Limited Partnership

                  _______     General Partnership

                  _______     Corporation

                  _______ Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):
                              _______________________________________________
                              _______________________________________________
                              _______________________________________________
                              _______________________________________________
                              _______________________________________________
                              _______________________________________________.
                              (Continue on a separate piece of paper, if necessary.)

                  _______ Other Type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):




                              (Continue on a separate piece of paper, if necessary.)

                  _______ Other form of organization (indicate form of organization):___________________________________
                              ___________________________________________.

            (c)   Indicate the date the undersigned entity was formed: ________.

            (d) In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

                  _______ 1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

                  _______ 2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

                  _______3. An insurance company as defined in Section 2(13) of the securities Act;

                  _______4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

                  _______5. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

                  _______6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

                  _______7. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
                  Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                  _______8. A private business development company as defined in
                  Section 202(a)(22) of the Investment Advisers Act of 1940;

                  _______9. An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

                  _______10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

                  _______11. An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:
                  _____________________________________________________________
                  _____________________________________________________________
                  _____________________________________________________________
                  (Continue on a separate piece of paper, if necessary.)

            (e) The state of incorporation or formation of the investor is __ _____________ and the investor's principal office is located in the state of __
_____________.


Dated:_________,19__



___________________________________
Name of investor




___________________________________
Signature and title of authorized
officer, partner or trustee

                                    EXHIBIT C

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

To:         Paul W. Mikus
            ENDOcare Inc.
            18 Technology Drive, Suite 134
            Irvine, CA 92618

            The undersigned, the Purchaser or an officer of, or other person duly authorized by the Purchaser, hereby certifies that ________________________ ________________________________________ institution was the Purchaser of the shares evidenced by the attached certificate, and as such, proposes to transfer such shares on or about ______ either (check the applicable box) / / (i) in accordance with the registration statement, file number ___ in which case the Purchaser certifies that the requirement of delivering a current prospectus has been complied with or will be complied with in connection with such sale, or / /
(ii) in accordance with Rule 144 under the Securities Act of 1933 ("Rule 144"), in which case the Purchaser certifies that it has complied with or will comply with the requirements of Rule 144.

Print or type:

            Name of Purchaser:_________________________________________________

            Name of Individual
            representing Purchaser
            (if an Institution):_______________________________________________

            Title of Individual
            representing Purchaser
            (if an Institution):_______________________________________________

Signature by:
            Purchaser or
            Individual representing
            Purchaser:_________________________________________________________

                                    EXHIBIT D


                              FORM OF LEGAL OPINION

1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to own or lease its property and assets and to conduct its business as currently conducted as described in the Memorandum or Registration Statement, as the case may be. The Company is qualified as a foreign corporation to do business and in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the assets, financial condition or operations of the Company.

2. The Purchase Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) as limited by equitable principles generally and (iii) as to those provisions of Section 7.3 relating to indemnity or contribution.

3. The actual authorized and outstanding capital stock of the Company as of the date specified therein is as set forth in the Memorandum or Registration Statement, as the case may be, under the heading "Capitalization." To our knowledge, except as set forth in the Memorandum or Registration Statement, there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell shares of the Company's capital stock or any such options, rights convertible securities or obligations. To our knowledge, the Company has not granted any registration rights except to Oppenheimer & Co., Inc., Technology Funding Partners III, L.P., Technology Funding Venture Partners IV, an Aggressive Growth Fund, L.P., Technology Funding Venture Partners V, an Aggressive Growth Fund, L.P., and Technology Funding Medical Partners, I, L.P.

4. The Shares when issued and paid for in compliance with this Agreement, will be duly authorized, fully paid, validly issued and nonassessable.

5. The execution and delivery of the Agreement and the consummation of the initial sale of the Shares by the Company as contemplated therein do not violate any provisions of the Company's Articles or Bylaws, and do not constitute a material default under the provisions of any material agreement known to such counsel to which the Company is a party or by which it is bound, and do not violate or contravene (a) any governmental statute, rule or regulation applicable to the Company and known to such counsel or (b) any order, writ, judgment, injunction, decree, determination or award applicable to the Company and known to such counsel.

6. Except as set forth in the Memorandum, to our knowledge there is no action proceeding or investigation pending or, to our knowledge, threatened against the Company which could reasonably be anticipated to result, either individually or in the aggregate, in any material adverse change in the assets, financial condition or operations of the Company.

7. The offer and sale of the Shares is exempt from the registration requirements of the Securities Act of 1933, as amended, or, in case of resale pursuant to the Registration Statement, the Registration Statement has been declared effective by the Securities and Exchange Commission, and, to such counsel's knowledge, no stop order has been issued or similar proceeding commenced by the Securities and Exchange Commission or any state securities authority.

8. The Registration Statement and the Prospectus as of their effective dates (except no opinion is expressed with respect to any financial statements, schedules, pro forma and other financial and statistical data or with respect to any exhibits thereto) comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder, and such counsel does not know of any franchises, contracts, leases, documents or legal proceedings, pending or threatened, which are of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement, which are not described or filed as required.

9. No consents, approvals, authorizations or orders of and filings, registrations and qualifications with any regulatory authority or governmental body in the United States are required for the issuance of the Shares by the Company under the Agreement, except for compliance with the securities and blue sky laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold.

[10. No consents, approvals, authorizations or orders of and filings, registrations and qualifications with any regulatory authority or governmental body in the United States are required for the resale of the Shares pursuant to the Registration Statement, except for compliance with the securities and blue sky laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold.]

In addition, counsel shall represent with respect to the Registration Statement that they have participated in conferences with representatives of the Company and its accountants concerning the Registration Statement, and the statements contained therein, and although such counsel has not independently verified the accuracy, completeness or fairness of such statements, based upon and subject to the foregoing, no facts have come to such counsel's attention that leads them to believe that the Registration Statement and Prospectus, as of the date declared effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except no opinion or belief shall be expressed with respect to any financial statements, schedules, pro forma and other financial and statistical data or with respect to any exhibits thereto.